32.1           Certification of Officers pursuant to section 906 of the Sarbanes - Oxley Act of 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Serge Beausoleil, Principal Executive Officer of Viropro, Inc. (“Viropro”), and Claude Gingras, Principal Financial Officer of Viropro, each hereby certify that:

1.
Viropro’s Annual Report on Form 10-K for the year ended November 30, 2009, and to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.
IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 15th day of March, 2010.

By:	/s/ Serge Beausoleil
Serge Beausoleil
President and Chief Executive Officer

By:	/s/ Claude Gingras
Claude Gingras
Vice President, Corprorate Affairs

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